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          SECURITIES AND EXCHANGE COMMISSION
                WASHINGTON, D.C.  20549

                       FORM 8-K

                    CURRENT REPORT

          Pursuant to Section 13 or 15(d) of
          the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):
                   October 21, 1999


             COOPERATIVE BANKSHARES, INC.
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(Exact name of registrant as specified in its charter)


North Carolina                  0-24626          56-1886527
----------------------------  ------------   -------------------
(State or other jurisdiction  (Commission    (I.R.S. employer
of incorporation)             file number)   identification no.)



201 Market Street, Wilmington, North Carolina    28401
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(Address of principal executive offices)       (Zip code)


Registrant's telephone number, including area code:(910)343-0181


                            Not Applicable
-------------------------------------------------------------
(Former name or former address, if changed since last report)

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Item 5.  OTHER EVENTS
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     On October 21, 1999, the Registrant announced that it was
commencing an open-market stock repurchase program to purchase up to 138,000 shares of the Registrant's common stock, which represents approximately 5% of the shares of common stock outstanding. For further information, reference is made to the Registrant's press release dated October 21, 1999, which is attached hereto as Exhibit 99, and incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information
         and Exhibits
--------------------------------------------------------------

     The following is a list of exhibits filed with this Current Report on Form 8-K.

Exhibit No.        Description
-----------        -----------

   99              Press Release


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                      SIGNATURES


     Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                            COOPERATIVE BANKSHARES, INC.



Date: October 21, 1999      By: /s/ Frederick Willetts, III
                                -----------------------------
                                Frederick Willetts, III
                                President

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